Don Allan, Senior Vice President & CFO Robert W. Baird Industrial Conference Wednesday, November 6, 2013 STANLEY BLACK & DECKER Exhibit 99.1

Cautionary Statements
This presentation contains “forward looking statements,” that is, statements that address future, not past events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as: “expect,”
“anticipate,” “intend,” “plan,” “believe,” “seek,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These statements are based on assumptions of future events that may not prove accurate. They are also based on our current plans and strategy and such plans and strategy could change in the future. Actual results may differ materially from those projected or implied in any forward-
looking statements. Please refer to our most recent SEC filings, including our 2012 Annual Report on Form 10-K, subsequently filed Quarterly
Reports on Form 10-Q, as well as our other filings with the Securities and Exchange Commission, for detailed information regarding factors that could cause or contribute to actual results differing materially from those expressed or implied in such forward-looking statements. We do not undertake to update our forward-looking statements.
This presentation also contains non-GAAP financial information. Reconciliations of non-GAAP measures are provided in our quarterly press releases announcing financial results. We use this information in our internal analysis of results and believe that this information may be informative to investors.
2013 R.W. Baird Industrial Conference 2

A Diversified Global Leader
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CDIY
Industrial
Security
Building World Class Branded Franchises With Sustainable Strategic Characteristics
That Create Exceptional Shareholder Value
Market Cap & Dividend Yield Are As Of Market Close 10/29/13  $79.87
Industrial $2.6B
• Industrial & Automotive Repair
• Engineered Fastening
• Infrastructure
Security $2.4B
• Convergent Security
• Mechanical Access
• Healthcare
Stanley Black & Decker (NYSE: SWK)
2012 Revenue:  ~$10.2B Market Cap:  $12.4B Cash Dividend Yield:  2.5%
Dividend Paid Consecutively For 137 Years; Increased For 46 Consecutive Years
CDIY $5.2B
• Professional Power Tools
• Hand Tools & Storage
• Consumer Products Group
• Fastening & Accessories

Stanley Black & Decker
• Stanley Black & Decker’s Tested And Proven Management Team Has Successfully Transformed The Company Over The Past
Decade To Position Itself For Growth
• Organic Growth Initiatives Remain On Track To Achieve Goals And Are A Key Enabler Of Maximizing Long-Term Value
Innovation And World Class Brands Are Core To The Company; Competitive Advantages Are Clear And Best In Class New Product Development As
Well As Go-To-Market Strategy Drive Market Share Gains
• We Are Committed To Being An Innovative Growth Company That Returns A Large Percentage Of Cash To Shareholders
• Ongoing Evaluation Of Portfolio Strategy Ensures That Stanley Benefits From A Strategic Mix Of Businesses
• SFS Has Been And Will Continue To Be A Competitive Advantage For The Company On Its Journey To 10x WCT By 2016 / 2017
• Consistent Execution Of Core Competencies Underpinned By Proven M&A Integration Processes Over The Last Ten Years Has
Resulted In Significant Shareholder Returns
The Black & Decker Transaction Has Far Exceeded Expectations, Creating Shareholder Value
Capturing Synergy Value For Shareholders Has Required Heightened Levels Of Investment Over The Past Several Years
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Remain Focused On Driving Organic Growth & Efficiencies Across The Entire Company, Maximizing Synergies
Across Our Lines Of Business & Allocating Capital In Ways That Provide Excellent Returns For Our Shareholders
A Company That Has Built World Class, Global Franchises
#1 In Tools & Storage
#2 In Commercial
Electronic Security
#2 In Engineered Fastening

Near Term Operational Focus
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Operational Priorities Targeted To A Few Key Areas…
Continuous Operating Improvement
• Finalizing Plans For Targeted Cost Reductions Across The Businesses To Improve Operating Leverage – Planning Commenced In
Early October And Details Will Be Provided In Mid-December
• Committed To Pacing Organic Growth Initiative Spend To Revenue Expectations To Attain Accretive EPS Performance In 2014
Stanley Security
• Focused On Enhancing Security’s Margins In NA & Europe
NA: Expanding Vertical Market Focus, Improving Field Efficiency, Leveraging Commercial Lock Business Model Transition
Europe: Reducing Recurring Revenue Attrition, Assimilating New Sales Force, Replacing Regional Leadership
…Aligning Costs With Revenues To Drive Operating Leverage In 2014
• Aligning Cost Base With Revenue Expectations To Accelerate Margin Expansion
• Remain Confident In Our Ability To Restore The Attractive Margin And Growth Characteristics Of The Business
We Have A Track Record Of Portfolio Improvement Actions For Businesses That Underperform

Capital Allocation
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SWK Capital Allocation Priorities Remain Intact…
Extending Self Imposed M&A Hiatus On
Major Transactions For Another 1-2 Years
Maintaining A Strong Investment Grade
Credit Rating
Deploying Excess FCF To Share
Repurchases Will Be The Primary Use Of
Cash After Deleveraging
…Actions Demonstrating Commitment To Maximizing Total Shareholder Return
*Adjusted For Hybrid Capital Equity Credit
Consistent With Our Operational Priorities, The Current Focus Is On Overall
Company Profitability And Addressing Security Performance
Reduce One-Time Costs To Significantly Lower Levels In 2014
Pursuit Of Small Bolt-On Acquisitions Will Continue Where Overseas Cash Is
Trapped To Enable Incremental Emerging Market Growth
Capital Structure Comprised Of Debt, Equity & Hybrid Capital
Considering Near-Term Use Of Hybrid Capital – Committed To Offsetting Any
Resulting Share Dilution
Deleveraging Remains A Near Term Priority To Achieve Debt To EBITDA*
Commitment Of ~2.0X
Protects Access To Credit In Virtually Any Market And Ability To Maintain An
Active Commercial Paper Program
Approximately $1 Billion Of Equity Derivatives Will Be Used Opportunistically
To Lock In Attractive Prices Over The Next Two Years
SWK Will Return Capital To Shareholders In Excess Of 50% Until Acquisition
Target Valuation Levels Become Attractive Again

Consistent Long-Term Strategic Framework
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Strategic Framework Intact And Effective  | Near Term Operational Priorities Sharpened
Continue Portfolio Transition Momentum
• Accelerate Organic Growth
• Mix Into Higher Growth, Higher Margin Businesses
• Increase Relative Weighting Of Emerging Markets (Goal = 20%+ By 2016/2017)
Be Selective And Operate In Markets Where:
• Brand Is Meaningful
• Value Proposition Is Definable And Sustainable Through Innovation
• Global Cost Leadership Is Achievable
Pursue Acquisitive Growth On Multiple Fronts – On Hiatus:
• Opportunistically Consolidate Tool Industry And Strengthen The Core
• Build On Existing Growth Platforms (Security And Engineered Fastening)
• Develop Infrastructure Growth Platform
Accelerate Progress Via Stanley Fulfillment System

Summary
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Operational Priorities & Capital Allocation Actions Well Defined…
• Restoring The Attractive Margin And Growth Characteristics Of The Security Business
• Delivering Targeted Cost Reductions Across The Company In 2014 – Improving Operating Leverage
• Extending Self Imposed M&A Hiatus On Major Transactions For Another 1-2 Years – Focusing On Improving
Security & Overall Company Profitability
• Executing ~$1 Billion Of Share Repurchases Over The Next Two Years With Excess FCF After Meeting
Deleveraging Goals
…And Clearly Focused On Enhancing Shareholder Value

Don Allan, Senior Vice President & CFO Robert W. Baird Industrial Conference Wednesday, November 6, 2013 STANLEY BLACK & DECKER